EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                              Dated April 13, 2007

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Pioneer Bond Fund
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Pioneer Diversified High Income Trust
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Pioneer Emerging Markets Fund
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Pioneer Equity Income Fund
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Pioneer Equity Opportunity Fund
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Pioneer Europe Select Equity Fund
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Pioneer Fund
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Pioneer Fundamental Growth Fund
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Pioneer Global High Yield Fund
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Pioneer Growth Shares
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Pioneer High Yield Fund
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Pioneer Ibbotson Asset Allocation Series, a series trust consisting of:
         Pioneer Ibbotson Conservative Allocation Fund
         Pioneer Ibbotson Moderate Allocation Fund
         Pioneer Ibbotson Growth Allocation Fund
         Pioneer Ibbotson Aggressive Allocation Fund
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Pioneer Independence Fund
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Pioneer Interest Shares
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Pioneer International Equity Fund
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Pioneer International Value Fund
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Pioneer Mid Cap Growth Fund
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Pioneer Mid Cap Value Fund
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Pioneer Money Market Trust/Pioneer Cash Reserves Fund
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Pioneer Protected Principal Trust, a series fund consisting of:
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          Pioneer Protected Principal Plus Fund
          Pioneer Protected Principal Plus Fund II
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Pioneer Real Estate Shares
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Pioneer Research Fund
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Pioneer Select Equity Fund
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Pioneer Select Value Fund
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Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
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Pioneer Series Trust II, a series trust consisting of:
            Pioneer AmPac Growth Fund
            Pioneer AMT-Free CA Municipal Bond Fund
            Pioneer AMT-Free Municipal Bond Fund
            Pioneer Growth Leaders Fund
            Pioneer Growth Opportunities Fund
            Pioneer Small and Mid Cap Growth Fund
            Pioneer Tax Free Money Market Fund
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Pioneer Series Trust III, a series trust consisting of:
            Pioneer Cullen Value Fund
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Pioneer Series Trust IV, a series trust consisting of:
           Pioneer Classic Balanced Fund
           Pioneer Government Income Fund
           Pioneer Institutional Money Market Fund
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           Pioneer International Core Equity Fund
           Pioneer Treasury Reserves Fund
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Pioneer Series Trust V, a series trust consisting of:
           Pioneer Global Select Equity Fund
           Pioneer High Income Municipal Fund
           Pioneer Oak Ridge All Cap Growth Fund
           Pioneer Select Research Growth Fund
           Pioneer Select Research Value Fund
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Pioneer Series Trust VI, a series trust consisting of:
           Pioneer Floating Rate Fund
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Pioneer Short Term Income Fund
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Pioneer Small Cap Value Fund
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Pioneer Strategic Income Fund
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Pioneer Tax Free Income Fund
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Pioneer Value Fund
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Pioneer Variable Contracts Trust, consisting of:
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           Pioneer America Income VCT Portfolio
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           Pioneer Bond VCT Portfolio
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           Pioneer Core Bond VCT Portfolio
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           Pioneer Cullen Value VCT Portfolio
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           Pioneer Emerging Markets VCT Portfolio
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           Pioneer Equity Income VCT Portfolio
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           Pioneer Equity Opportunity VCT Portfolio
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           Pioneer Fund VCT Portfolio
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           Pioneer Global High Yield VCT Portfolio
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           Pioneer Growth Opportunities VCT Portfolio
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           Pioneer Growth Shares VCT Portfolio
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           Pioneer High Yield VCT Portfolio
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           Pioneer Ibbotson Aggressive Allocation VCT Portfolio
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           Pioneer Ibbotson Growth Allocation VCT Portfolio
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           Pioneer Ibbotson Moderate Allocation VCT Portfolio
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           Pioneer International Value VCT Portfolio
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           Pioneer Mid Cap Value VCT Portfolio
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           Pioneer Money Market VCT Portfolio
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           Pioneer Oak Ridge Large Cap Growth VCT Portfolio
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           Pioneer Small and Mid Cap Growth VCT Portfolio
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           Pioneer Real Estate Shares VCT Portfolio
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           Pioneer Small Cap Value VCT Portfolio
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           Pioneer Strategic Income VCT Portfolio
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           Pioneer Value VCT Portfolio
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                                                   EACH OF THE FUNDS LISTED ON
                                                   EXHIBIT A ATTACHED HERETO, AS
                                                   AMENDED FROM TIME TO TIME
                                                   (Severally and not Jointly)


                                                   By: /s/ Vincent Nave
                                                           Vincent Nave
                                                           Treasurer
Dated: April 13, 2007